Exhibit 32.1

DATASEA INC .

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Datasea Inc. (the “Company”) on Form 10-K for the year ended June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Zhixin Liu, Chief Executive Officer of the Company, and Jijin Zhang, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 15, 2019	By:	/s/ Zhixin Liu
Zhixin Liu
President and Chief Executive Officer

Dated: October 15, 2019	By:	/s/ Jijin Zhang
Jijin Zhang
Chief Financial Officer